UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report
(Date of earliest event reported):
December 22, 2016

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia, WA		98501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) – Compensatory Arrangements
(A) Deferred Compensation Plan Participation Agreement Addendum for Executives
Effective December 21, 2016, the Company modified the existing Participation Agreements, via addendum, to extend the period of participation for each of Jeffrey J. Deuel, Donald J. Hinson, Bryan McDonald and David A. Spurling (“Officers”) in the Heritage Financial Corporation Deferred Compensation Plan (“Plan”). The addendums extend the Participation Agreements through December 31, 2019 for each of the Officers.
The Participation Agreements provide for annual performance-based Company contributions to the Plans on behalf of the Officers and the terms and conditions of those contributions under the Plan.
In addition to the foregoing, the addendums also provide the Officer the right to elect to receive distributions in installments over a period of either 24 or 60 months. The Participation Agreement for Brian L. Vance, which already runs through December 31, 2019, was modified, via addendum, solely to provide for this additional distribution election.
The foregoing description of the addendums to the Participation Agreements does not purport to be complete and is qualified in its entirety by reference to the Participation Agreement Addendums, copies of which are attached hereto as Exhibits 10.1 – 10.5 and are incorporated herein by reference, the Participation Agreements, which were filed (i) with respect to Mr. Spurling, as a Form 8-K with the Securities and Exchange Commission on January 6, 2014, (ii) with respect to Mr. Vance, Mr. Deuel and Mr. Hinson, as a Form 8-K with the Securities and Exchange Commission on September 7, 2012, and (iii) with respect to Mr. McDonald as a Form 10-K with the Securities and Exchange Commission on March 10, 2015 and the full terms of the Plan, which was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2012.

ITEM 9.01 – Financial Statements and Exhibits.
(d) –Exhibits
The following exhibit is being filed herewith and this list shall constitute the exhibit index:
10.1    Deferred Compensation Plan Participation Agreement Addendum for Brian L. Vance
10.2    Deferred Compensation Plan Participation Agreement Addendum for Jeffrey J. Deuel
10.3     Deferred Compensation Plan Participation Agreement Addendum for Donald J. Hinson
10.4     Deferred Compensation Plan Participation Agreement Addendum for Bryan McDonald
10.5    Deferred Compensation Plan Participation Agreement Addendum for David A. Spurling

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date: December 22, 2016	By:	/s/ Brian L. Vance
Brian L. Vance
President and Chief Executive Officer